UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023

Kezar Life Sciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38542	47-3366145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Shoreline Court, Suite 300
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 822-5600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	KZR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

As previously disclosed, Kezar Life Sciences, Inc.’s (the “Company”) Phase 1 clinical trial of KZR-261 is being conducted in two parts: dose escalation and dose expansion in four tumor-specific solid tumors and one all-tumor cohort. The study is designed to evaluate safety and tolerability, pharmacokinetics and pharmacodynamics, identify a recommended Phase 2 dose and, in the dose expansion stage, to explore the preliminary anti-tumor activity of KZR-261 in patients with locally advanced or metastatic disease. Also as previously reported, the KZR-261 trial is currently enrolling Cohort 7 (40 mg/m2) in the dose escalation portion of the trial. To date, the trial has not reached a maximum tolerated dose (“MTD”) in the dose escalation portion of the trial. Based on our revised forecast for reaching a MTD in the trial, the Company now expects to report safety and dose escalation data and to initiate the dose expansion portion of the trial in 2024 and plans to report topline data from the expansion portion of the trial when available.

Cautionary Note on Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “expect,” “believe”, “potential,” “plan” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report on Form 8-K. Each of these forward-looking statements involves risks and uncertainties that could cause the Company’s clinical development programs, future results or performance to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about the progress, timing, and results of clinical trials. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during clinical studies, difficulties enrolling and conducting our clinical trials, changes in expected or existing competition, changes in the regulatory environment, and unexpected litigation or other disputes. Other factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this Current Report on Form 8-K are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” contained therein. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kezar Life Sciences, Inc.

Date:	August 11, 2023	By:	/s/ Marc L. Belsky
Marc L. Belsky Chief Financial Officer and Secretary